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[Washington Mutual Logo]


Sanford C. Bernstein & Co., Inc.
Strategic Decisions Conference
The Plaza Hotel, New York

June 3, 1998

Kerry Killinger
Chairman, President and
Chief Executive Officer

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[Washington Mutual Logo]


                                      A High-Growth Consumer Banking Company


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                                            Forward-Looking Information

Statements contained in this presentation which are not historical facts and which pertain to future operating results of Washington Mutual, Inc. and its subsidiaries constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements involve significant risks and uncertainties. Actual results may differ materially from the results discussed in these forward-looking statements. Factors that might cause such a difference include, but are not limited to, those discussed in Form 10-K for the year ending Dec. 31, 1997, and the Registration Statement on Form S-4, reg. No.
333-52785.


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                                                   WAMU Profile


  Mission                      To Be One of the Nation's Premier
                               Financial Services Companies

  Businesses                   Consumer Banking
                               Financial Services
                               Mortgage Lending
                               Commercial Finance

  Size                         $103.1 Billion in Assets
                               Nation's Largest Savings Institution
                               Nation's 11th Largest Bank

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                                                    WAMU Profile
                                                   Key Strategies

         Expand Businesses through Internal Growth and Acquisitions

         Maintain a High Quality Balance Sheet

         Improve Operating Efficiency

         Limit Sensitivity to Interest Rate Movements

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                                                    WAMU Profile
                                      Five-Year Financial Targets: 1995 - 2000


                                                                        Results
                                           Target               3/31/98(a)
                               (gtr. thn)  18.00%              19.68%
 ROCE
 EPS Growth                    (gtr. thn)  15.00               29.24(b)
 Operating Efficiency          (gtr. thn)  50.00               46.20
 NPA/Total Assets              (gtr. thn)   1.00                0.78
 Common Equity/Assets          (less thn)   5.00                5.22
 WAMU Return/S&P 500           (less thn) 100.00

  (a) Results based on earnings from operations which equal reported earnings less transaction-related expenses (b) Increase in earnings from operations from Q1 1997 to Q1 1998

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                                           WAMU Consumer Banking Strategy
                                        Building a Unique National Franchise

  Retail Banking               Alternative to Large, National
                               Commercial Banks


  Mortgage Lending             Alternative to Mortgage Banking
                               And GSEs


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                                              Consumer Banking Strategy
                                        Building a Unique National Franchise

         Alternative to Large, National Commercial Banks
              Broad-Based Product Line
              National Convenience with Localized, High-Touch Customer
              Service

         Efficient Acquirer of Thrifts
              Convert to Consumer Banking Platform
              Move From Traditional Products


                     Traditional                         WAMU Consumer Bank
                    Savings/CDs                             Checking
                   Limited Lending                        Money Market
                     (in branches)          (arrow)       Consumer Loans
                                                          Mortgage Loans

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                                                  Consumer Banking
                                            How the Competition is Viewed

 Automated
 Mechanized [Picture]
 Overworked

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                                                  Consumer Banking
                                            How the Competition is Viewed

Stiff
Arrogant [Picture]
Cold

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                                                  Consumer Banking
                                           How Washington Mutual is Viewed

Casual
Comfortable [Picture]
At home

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                                                  Consumer Banking
                                           How Washington Mutual is Viewed

Caring
Warm [Picture]
Personal

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                                                 Consumer Banking
                                         Would Refer Their Bank to Friends

                                                    [Bar Graph]


                  WAMU   Wells Fargo      B of A

                    90%       46%           42%

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                                                 Consumer Banking
                                                Broad Product Line

     Deposit Products
         Transaction Accounts
         Time Deposits

     Consumer Loan Products
         Home Equity
         Unsecured Lines
         Manufactured Housing
         Auto/Other

     Mortgage Lending
         Single-Family ARMs
         Single-Family Fixed

     Financial Services
         Mutual Funds
         Annuities
         Securities Brokerage
         Credit Insurance

     Business Banking Products
         Small Business Lending
         Business Transaction Accounts

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                                                 Consumer Banking
                                    Customer Acquisition/Cross-Selling Strategy

Strategies       Offer Competitive Consumer-Oriented Products
                 Employ Aggressive Marketing Techniques
                 Increase Customer Contact Through Multiple Delivery Channels
                 Cross-Sell Customers
                 Utilize State of the Art Technology



Results          Increase in Households Served
                 Increase in Checking Accounts
                 Increase in Fee Income
                 Increase in Consumer Loan Originations

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                                Consumer Banking
                              Distribution Network


[Map of Western United States and Florida]

                    Strong West Coast and Florida Franchises




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-------------------------------------------------- ----------------------------
                               Deposits                      Deposit
       State   Branches (a)    ($B)(b)                      Share(b)
-------------------------------------------------- ----------------------------
-------------------------------------------------- ----------------------------

California          364        $30.1                8.3%
-------------------------------------------------- ----------------------------
-------------------------------------------------- ----------------------------
Washington          172          7.7               14.5%
-------------------------------------------------- ----------------------------
-------------------------------------------------- ----------------------------
Florida             118          6.3               3.7%
-------------------------------------------------- ----------------------------
-------------------------------------------------- ----------------------------
Oregon              74           2.0               7.6
-------------------------------------------------- ----------------------------
-------------------------------------------------- ----------------------------
Other States        43         n/a                 n/a
-------------------------------------------------- ----------------------------

     (a) Branch count as of 3/31/98 net of pending consolidations

     (b) Interest bearing deposits, exclusive of government deposits, as of December 31, 1997


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                                                 Consumer Banking
                                             Retail Checking Accounts

                                                    [Bar Graph]





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------- --------- ----------- ------------ ------------------- -----------------
  YEAR   GW             ASB         WMB         Total            Households
------- --------- ----------- ------------ ------------------- -----------------
------- --------- ----------- ------------ ------------------- -----------------
  1995    1.462  .232        .489         2.183               3.696
------- --------- ----------- ------------ ------------------- -----------------
------- --------- ----------- ------------ ------------------- -----------------
  1996    1.488  .238        .608         2.334               3.736
-------- -------- ----------- ------------ ------------------- -----------------
-------- -------- ----------- ------------ ------------------- -----------------
  1997    1.432  .321        .766         2.519               3.753
-------- ------- ----------- ------------ ------------------- ------------------
-------- ------- ----------- ------------ ------------------- ------------------
Q1 1998   1.501  .337        .799         2.637               3.822
-------- ------- ----------- ------------ ------------------- ------------------


                                    CAGR           1994-1997
                                    WMB:           24.8%    ASB:  19.75
                                    GW:            (1.4)%

                                    % Change:      1/1/98-3/31/98
                                    WMB:           4.3%    ASB:  5.1%
                                    GW:            4.8%


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                                Consumer Banking
                Net New Checking Accounts - Northwest Operations


                                                    [Bar Graph]


1995                  1996                  1997                  Q1 1998
----                  ----                  ----                  -------

95,202                119,318              148,815                33,317


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                                Consumer Banking
                         Net New Checking Accounts - ASB

                                                    [Bar Graph]


    1996                        1997                         Q1 1998
    ----                        ----                         -------

    5,695                       83,127                        16,390


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                                Consumer Banking
                         Net New Checking Accounts - GW

                                   [Bar Graph]


Q1 1997   Q2 1997   Q3 1997    Q4 1997                 Q1 1998
-------   -------   -------    -------                 -------

(46,279) (51,359)  (36,400)     78,870                 68,357
                               Florida  42%            Florida     54%
                               California    58%       California  46%













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                                Consumer Banking
                  Depositor and Other Retail Banking Fee Income

                                   [Bar Graph]



Dollars in Millions

                         1995     1996   1997  Q1 1997   Q1 1998
                         ----     ----   ----  -------   -------

Southwest/Southeast(a)   $176.4  $205.2 $253.9  $60.08     $59.0
Northwest(b)            $  57.5  $ 77.3 $112    $21.9      $33.3
Total                    $233.9  $282.5 $365.9  $82.7      $92.3

                         CAGR 1994-1997
                         NW:  57.8%    SW/SE:  17.3%

                         % Change:  Q1 '97 - Q1 '98
                         NW:  52.0%    SW/SE:  (3.1)%

(a) Southwest/Southeast refers to the operations of Washington Mutual Bank, FA (California and Florida (b) Northwest refers to the combined operations of Washington Mutual Bank and Washington Mutual Bank fsb
    (Washington, Oregon, Idaho, Montana and Utah)







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                                          Consumer Banking
                                                 Consumer Lending*

                                                    [Bar Graph]


Dollars in Millions

                       1995     1996      1997     Q1 1997   Q1 1998
                       ----     ----      ----     -------   -------

Southwest/Southeast  $   312.7 $  336.2  $  646.8    $106.6    $170.7
Northwest            $   967.3 $1,268.3  $1,506.1    $333.1    $276.1
Total                $ 1,280.0 $1,604.5  $2,152.9    $439.7    $446.8

                       CAGR 1994-1997
                       NW:  14.7%    SW/SE:  26.7%

                                    % Change:  Q1 '97-Q1 '98
                                    NW:  (17.1)%    SW/SE:  60.1%

* Consumer loan originations, not including SFR loans or loans originated through the company's consumer finance subsidiaries.






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                            Mortgage Lending Strategy
                      Building a Unique National Franchise

     Major Alternative to Mortgage Banking and GSE Combination

     Limited Competition from Portfolio Lenders

WAMU Advantages
         Multiple Distribution Channels
         Efficient Originator and Servicer
         High Quality Loans/Low Credit Costs
         Higher Margins than Secondary Market Product
         Opportunity to Generate 18%+ ROE

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                                Mortgage Lending
                               Distribution System

       [Map of United States indicating location of Mortgage Loan Offices and Wholesale Mortgage Offices]


States                       29
Lending Offices  190
Loan Consultants 700
Account Managers   85

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                                Mortgage Lending
                    SFR Loan Origination Market Share - 1997

                                  [Bar Graphs]


       Washington            Oregon                     California

 WAMU       17.01%   WAMU                13.06%   WAMU               7.43%
 Norwest     6.27%   Norwest              5.50%   B of A             6.74%
 Countrywide 2.74%   Countrywide          3.66%   Countrywide        3.12%








Source:  Experian

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                                                 Mortgage Lending
                                          SFT Mortgage Loan Originations

                                                    [Bar Graph]


Dollars in Billions

             1995       1996        1997    Q1 1997    Q1 1998
             ----       ----        ----    -------    -------

Fixed       $  3.6    $  4.9      $  6.7      $1.4       $4.0
ARMs         $10.4     $11.1       $15.3      $2.6       $2.9
Total        $14.0     $16.0       $22.0      $4.0       $6.9




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                                                 Mortgage Lending
                                         Credit Quality - Improving Trends


     Total Delinquencies Declining

     NPAs at Lowest Levels in Years

     Reduced REO Levels

     Increasing Recoveries from Sales of REO


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                                                 Mortgage Lending
                                  Credit Quality - SFR Loan Nonaccrual By Region

                                                    [Bar Graph]


Percentage as of 3/31/98

                                    WAMU                          Market

                  California           1.06                         1.19
                  Northwest            0.47                         0.53
                  Northeast            0.91                         1.26
                  Florida              1.04                         1.35
                  Other                0.71                         0.86


Source:  Mortgage Information Corp. Database 2/98 (market data)





















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                                                 Mortgage Lending
                                         Operations - HLC Lending Channel

                                                    [Bar Graph]


"All-in" basis point cost per loan origination

                     Q1 1997   Q2 1997    Q3 1997    Q4 1997    Q1 1998
                     -------   -------    -------    -------    -------

Southwest/Southeast      264       191        189        167       171
Northwest                130       116        123        123       117



















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                          Mortgage Lending
             Loan Servicing - Annualized Servicing Cost Per Loan

                                   [Bar Graph]


In dollars

                                                      Goal     Goal       Goal
           Q1 1997 Q2 1997 Q3 1997 Q4 1997  Q1 1998  Q2 1998 Q3 1998   Q4 1998
           ------- ------- ------- -------  -------  ------- -------   -------

Southwest/
Southeast       75      89     78       67        59      59      56        53

Northwest       45      43     43       46        48      48      48        46

Target          50      50     50       50        50      50      50        50













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------------------------------------------------------------------------------
                              Non-Banking Products
                              Distribution Network

[Map of Western United States and Florida]


Financial Consultants                          350
Mutual Funds as of 3/31/98          $4.9B


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                       Community-Based Commercial Banking
                             Higher Margin Business


[Map of Washington, Oregon, Idaho and Utah]

Locations
         Full-Service Offices                                          46
         Business Banking Centers                                      24
         Shared Transaction and Referral Financial Center             142

Assets as of 3/31/98                                              $ 1.4B

1997 Net Income                                                   $16.3M

Q1 1998 Net Income                                                $ 4.2M


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                                Consumer Finance
                               National Franchise

             [Map of United States with specific states highlighted]

Locations                                        493
Assets as of 3/31/98                          $ 2.5B
1997 Net Income                               $45.5M
Q1 1998 Net Income                            $12.3M


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                     Successful Growth Through Acquisitions


 Acquired           Institution         Assets          Branches
                                     (In Millions)

 1988-92       10 Acquisitions        $   2,041.2            84
 1993          Pioneer*                     926.5            17
 1993          Pacific First              5,861.3           129
 1994-96       6 Acquisitions             1,674.4            66
 1996          American*                 21,893.5           224
 1997          United Western               404.1            16
 1997          Great Western*            43,769.8           636
 Pending       H.F. Ahmanson*            52,511.2           529

 *Pooling transaction






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                     Successful Growth Through Acquisitions
                              Acquisition Criteria

         Active to Earnings Per Share

         Consistent with Business Strategy

         No Undue Operational Risks

         Capital and Asset Quality Remain Strong

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                     Successful Growth Through Acquisitions

           [Two United States Maps; one with Washington State shades, the other with a few midwestern States shaded]
[Map of United States                      [Map of United States highlighting
highlighting Washington]                    all states except Wyoming,
                                            Nebraska, Arkansas, Iowa, Maine
                                            Wisconsin, North dakota, South
                                            Dakota and Vermont]

          12/31/87                            3/31/98

 Assets                $5.7 bn      Assets            $103.1 bn
 Equity               316.9 mm      Equity               5.4 bn
 Stock Price           $6.28        Stock Price        $71.72
 Market Cap           211.9 mm      Market Cap          17.9 bn










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                           Stock Market Outperformance
--------------------------------------------------------------------------------
                         Dividends Paid to Shareholders*


                                  [Line Graph]


1986      1987      1988      1989      1990      1991      1992      1993
----      ----      ----      ----      ----      ----      ----      ----

$0.10     $0.13     $0.16     $0.16     $0.19     $0.23     $0.33     $0.50


1994     1995      1996      1997      Q1 1998
----     ----      ----      ----      -------

$0.77    $0.77     $0.90     $1.16       $1.20

 * Adjusted for 50% stock dividends in 1986, 1987, 1992 and 1993






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-------------------------------------------------------------------------------
                           Stock Market Outperformance
                       Cumulative Total Return Comparison*


(Assumes reinvestment of dividends)

                                  [Line Graph]


                            TOTAL SHAREHOLDER RETURNS
                             (Dividends Reinvested)


                            ANNUAL RETURN PERCENTAGE
                                  Years Ending

    Company/Index          Dec-83  Dec-84 Dec-85  Dec-86  Dec-87 Dec-88  Dec-89
    -------------          ------  ------ ------  ------  ------ ------  ------

Washington Mutual Inc.      8.00   -12.27  47.34  105.23   -6.12   1.75   36.04
S&P 500 Index              11.35     6.22  31.64   18.62    5.18  16.50   31.59
S&P Financial Index        -0.82     9.39  42.53    8.01  -16.77  18.14   32.61



    Company/Index
    -------------

Washington Mutual Inc. Dec-90 Dec-91 Dec-92 Dec-93 Dec-94 Dec-95  Dec-96 Dec-97
S&P 500 Index          ------ ------ ------ ------ ------ ------  ------ ------
S&P Financial Index
                       -32.93  185.15 52.55   9.96  -27.59 77.31  54.07   49.98
                        -3.12   30.34  7.61  10.08    1.32 37.58  22.96   33.36
                       -21.42   50.56 23.30  11.10   -3.54 54.02  35.17   48.11

                                INDEXED RETURNS

                                  Years Ending
                           Base
                          Period
Company/Index             Mar-83 Dec-83 Dec-8  Dec-85  Dec-86  Dec-87 Dec-88

Washington Mutual Inc.(**) 100   106.00  92.99  137.02  281.20 263.99  268.61
S&P 500 Index              100   111.35 118.2   155.70  184.69 194.26  226.31
S&P Financial Index        100    99.18 108.49  154.84  167.02 139.02  164.23


Dec-89  Dec-90  Dec-91  Dec-92  Dec-93  Dec-94   Dec-95    Dec-96    Dec-97
365.43  245.10  698.89 1066.19 1172.34  848.84   1505.11   2318.92   3477.93
297.80  288.51  378.04  404.86  445.45  451.33    620.93    763.50   1018.22
217.79  171.14  257.65  317.68  352.94  340.45    524.37    708.78   1049.76







(**) 1983 Return uses an IPO price of $12.50, as provided by the company.


                                                 Standard and Poor's Compustat



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-------------------------------------------------------------------------------
                           Stock Market Outperformance
              Total Annual Return Peer Comparison 4/1/90 - 3/31/98

                                   [Bar Graph]


                                    WAMU                                 36.7%
                                    USB                                  36.7%
                                    NOB                                  34.4%
                                    FTU                                  31.0%
                                    CMB                                  29.9%
                                    CCI                                  28.9%
                                    BAC                                  28.6%
                                    KEY                                  26.5%
                                    AHM                                  25.5%
                                    WFC                                  25.2%
                                    ONE                                  23.2%
                                    NB                                   22.0%
                                    SPX                                  19.0%
                                    GDW                                  17.9%








Source:  Bloomberg


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                                   [WAMU Logo]